SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 9, 2004
AZTAR CORPORATION (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-5440 (Commission File Number)	86-0636534 (I.R.S. Employer Identification Number)
2390 East Camelback Road, Suite 400, Phoenix, Arizona (Address of principal executive offices)		85016 (Zip Code)
Registrant's telephone number, including area code (602) 381-4100
Not Applicable (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
	(b)

On December 9, 2004, Paul E. Rubeli informed the Board of Directors of Aztar Corporation (the "Company") of his intention to retire from his positions as Chief Executive Officer and Chairman of the Board of Directors and as a director, effective March 1, 2005.

	(c)	(1)

On December 9, 2004, the Board of Directors of the Company selected Robert M. Haddock, President and Chief Financial Officer, to succeed Mr. Rubeli as Chief Executive Officer and Chairman of the Board, also effective March 1, 2005.

		(2)

Mr. Haddock, 59, has been a senior executive of the Company since its incorporation in 1989, serving as President and Chief Financial Officer since May 2002 and previously as Executive Vice President and Chief Financial Officer. Mr. Haddock has been a director of the Company since 1989.

		(3)	Any changes that may be made in the terms of employment between the Company and Mr. Haddock have not been determined.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
AZTAR CORPORATION By: N.W. ARMSTRONG, JR. Nelson W. Armstrong, Jr. Vice President, Administration and Secretary

Date:  December 10, 2004